Exhibit 99.2
1 Second Quarter 2023 Earnings Conference Call Second Quarter 2023 Earnings Conference Call August 1, 2023

2 Second Quarter 2023 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of August 1, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Second Quarter 2023 Earnings Conference Call Opening Remarks • Matson’s Ocean Transportation and Logistics business segments performed well despite a challenging business environment and sluggish economic growth • Ocean Transportation 2Q23: – Our China service saw higher sequential quarterly freight demand but generated lower year-over-year volume and freight rates, which were the primary contributors to the decline in our consolidated operating income – Lower year-over-year volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics 2Q23: – Lower YoY operating income primarily due to lower contributions from transportation brokerage and supply chain management

4 Second Quarter 2023 Earnings Conference Call Hawaii Service Second Quarter 2023 Performance • Container volume decreased 7.1% YoY – Lower retail-related volume – 2Q23 volume 3.4% lower than volume achieved in 2Q19 • During 2Q23, total visitor arrivals increased modestly YoY with an increase in international visitor arrivals partially offset by a decline in domestic visitor arrivals Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (7.1)%

5 Second Quarter 2023 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (2) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-06-state.xls (2) Source: https://uhero.hawaii.edu/wp-content/uploads/2023/05/23Q2_Forecast.pdf 2021 2022 2023P 2024P Real GDP 6.3% 1.3% 2.6% 2.0% Construction Jobs Growth 0.8% 0.8% 6.2% 1.9% Population Growth (0.3)% (0.5)% (0.1)% 0.0% Unemployment Rate 6.0% 3.5% 3.9% 4.2% Visitor Arrivals (‘000s) % change 6,777.0 150.2% 9,247.8 36.5% 9,836.8 6.4% 9,725.1 (1.1)% 0 100 200 300 400 500 600 700 800 900 1,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Unemployment Rate (not seasonally adjusted) (1) Visitor Arrivals by Air (1) Select Hawaii Economic Indicators • Expect economic growth in near-term supported by: – Continued growth in visitor arrivals – Low unemployment rate Commentary

6 Second Quarter 2023 Earnings Conference Call China Service Second Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 24.6% YoY – No CCX service in 2Q23 • CCX service discontinued in 3Q22 – Lower capacity in the CLX due to the dry-docking of Daniel K. Inouye – One less CLX+ sailing • Lower average freight rates YoY, but well above 2Q19 rates (24.6)%

7 Second Quarter 2023 Earnings Conference Call China Service – Current Business Trends • Currently in the Transpacific marketplace, we are seeing modest reductions in deployed capacity and retail inventories are in a relatively better position than earlier in the year, but retailers continue to carefully manage inventory levels in the face of lower consumer demand • We further expect the tradelane to experience a muted peak season, but for Matson, we expect our China service to be near full during the traditional peak season • Absent an economic “hard landing” in the U.S., we continue to expect trade dynamics to gradually improve for the remainder of the year as the Transpacific marketplace transitions to a more normalized level of consumer demand and retail inventory stocking levels • Regardless of the economic environment, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index (SCFI) reflecting our fast and reliable ocean services and unmatched destination services

8 Second Quarter 2023 Earnings Conference Call China Service – Elements of Demand • CLX is the fastest • CLX+ is the second fastest • Significant cost savings for 5 to 7 days of additional transit time Unmatched Destination Services: The consistency of our service is a significant differentiator in the marketplace. • High level of service at origin and destination Economically Advantageous Compared to Air Freight: “High Touch” Customer Service: Fast, Reliable Ocean Transit: • 24-hour cargo availability • Ownership and control of our chassis • Only U.S. Customs bonded off-dock facility in LA/Long Beach providing quick turn times Demand for Matson’s China Service

9 Second Quarter 2023 Earnings Conference Call Guam Service Second Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume decreased 7.5% YoY primarily due to lower general demand • 2Q23 volume 2.1% higher than volume achieved in 2Q19 (7.5)% Current Business Trends • In 2H23, expect continued improvement in the Guam economy – Low unemployment rate – Modest increase in tourism from low levels

10 Second Quarter 2023 Earnings Conference Call Alaska Service Second Quarter 2023 Performance • Container volume decreased 7.2% YoY – Lower export seafood volume from AAX – Lower northbound volume due to one less sailing – Lower southbound volume primarily due to lower household goods and domestic seafood volume • 2Q23 volume 9.0% higher than volume achieved in 2Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (7.2)% Current Business Trends • In the near-term, expect Alaska economy to continue to benefit from: – Low unemployment – Increased energy-related exploration and production

11 Second Quarter 2023 Earnings Conference Call SSAT Joint Venture Second Quarter 2023 Performance Equity in Income of Joint Venture ($ 5.0) $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Terminal joint venture contribution was $(1.4) million; YoY decrease of $26.1 million – Primarily due to lower demurrage revenue and lower lift volume Current Business Trends • Expect 2H23 lift volume to reflect a relatively challenging environment in Transpacific tradelane

12 Second Quarter 2023 Earnings Conference Call Matson Logistics Second Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Operating income of $14.3 million; YoY decrease of approximately $8.8 million – Lower contributions from transportation brokerage and supply chain management Current Business Trends • Expect continued growth in Alaska to be supportive of freight forwarding demand • Expect supply chain management to track the China service • Expect near-term challenges for transportation brokerage with lower freight demand, excess capacity and declining accessorial fees

13 Second Quarter 2023 Earnings Conference Call Financial Results – Summary Income Statement See the Appendix for a reconciliation of GAAP to non-GAAP Financial Metrics. Year-to-Date Second Quarter YTD Ended 6/30 D Quarters Ended 6/30 D ($ in millions, except per share data) 2023 2022 $ 2023 2022 $ Revenue Ocean Transportation $ 1,167.9 $ 1,993.1 ($ 825.2) $ 616.9 $ 1,049.2 ($ 432.3) Logistics 310.3 433.5 (123.2) 156.5 211.9 (55.4) Total Revenue $ 1,478.2 $ 2,426.6 ($ 948.4) $ 773.4 $ 1,261.1 ($ 487.7) Operating Income Ocean Transportation $ 110.2 $ 886.2 ($ 776.0) $ 82.4 $ 470.0 ($ 387.6) Logistics 25.2 39.5 (14.3) 14.3 23.1 (8.8) Total Operating Income $ 135.4 $ 925.7 ($ 790.3) $ 96.7 $ 493.1 ($ 396.4) Interest income 16.9 — 8.7 — Interest expense (7.4) (9.3) (2.9) (4.5) Other income (expense), net 3.6 3.8 1.8 1.8 Income taxes (33.7) (200.3) (23.5) (109.7) Net Income $ 114.8 $ 719.9 ($ 605.1) $ 80.8 $ 380.7 ($ 299.9) GAAP EPS, diluted $ 3.19 $ 17.69 ($ 14.50) $ 2.26 $ 9.49 ($ 7.23) $ 83.2 $ 82.9 $ 0.3 $ 42.0 $ 41.1 $ 0.9 EBITDA $ 222.2 $ 1,012.4 ($ 790.2) $ 140.5 $ 536.0 ($ 395.5) Depreciation and Amortization (incl. dry-dock amortization)

14 Second Quarter 2023 Earnings Conference Call Cash Generation and Uses of Cash ($ 600.0) ($ 400.0) ($ 200.0) $ 0.0 $ 200.0 $ 400.0 $ 600.0 $ 800.0 $ 1,000.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Share Repurchase (3) Other Cash Flows Net Change in Cash $ in millions Last Twelve Months Ended June 30, 2023 $ 827.3 ($ 134.1) ($ 154.0) ($ 581.4) ($ 28.0) ($ 271.0) ($ 101.8) ($ 488.4) (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into Capital Construction Fund (CCF) and interest income on cash deposits in CCF, net of withdrawals for milestone payments. (3) Includes taxes. ($ 45.4)

15 Second Quarter 2023 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $462.4 million(1) – a reduction of $14.3 million from 1Q23 (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 2Q23: ~0.6 million shares repurchased for total cost of $42.4 million • 1H23: ~1.3 million shares repurchased for a total cost of $84.5 million ($ in millions) ASSETS Cash and cash equivalents $ 122.0 $ 249.8 Other current assets 455.8 509.8 Total current assets 577.8 759.6 Investment in SSAT 80.1 81.2 Property and equipment, net 2,029.0 1,962.5 Intangible assets, net 184.4 174.9 Capital Construction Fund (CCF) 583.9 518.2 Goodwill 327.8 327.8 Other long-term assets 435.1 505.8 Total assets $ 4,218.1 $ 4,330.0 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 41.7 $ 76.9 Other current liabilities 507.3 504.7 Total current liabilities 549.0 581.6 Long-term debt, net of deferred loan fees 408.5 427.7 Other long-term liabilities 970.6 1,023.8 Total long-term liabilities 1,379.1 1,451.5 Total shareholders’ equity 2,290.0 2,296.9 Total liabilities and shareholders’ equity $ 4,218.1 $ 4,330.0 June 30, December 31, 2023 2022

16 Second Quarter 2023 Earnings Conference Call Other Financial Updates • CCF cash balance on 6/30/23 of $583.9 million – Nearly two-thirds of remaining milestone payments to be funded with restricted cash in CCF (1) – Made a ~$50 million milestone payment from CCF in 2Q23 for the new vessel build program – Expect to make next milestone payment for new vessels in 2Q24 • Continue to expect a general corporate tax refund of ~$120 million for cash deposited into the CCF for 2021 taxes • Expect 3Q23 tax rate of ~15%, lower than 2Q23 rate of 22.5% primarily due to 2022 tax deduction related to foreign-derived intangible income (FDII) • Expect 4Q23 tax rate to revert to ~24% (1) Based on remaining milestone payments on August 1, 2023 of ~$899 million. Excludes any interest income on cash deposits that may be earned in future years.

17 Second Quarter 2023 Earnings Conference Call Closing Thoughts • We expect (i) the consolidated operating income in 3Q23 to be higher than the level achieved in 2Q23 and (ii) the consolidated operating income in 4Q23 to approach the level achieved in 1Q23 – Normal seasonality trends have returned to our domestic tradelanes and Logistics – Expect our China service to be near full during the traditional peak season – Expect CLX and CLX+ freight rates in 2H23 to be well above pre-pandemic rates • Solid 1H23 financial performance despite the challenging business environment • Feel very good about our market positioning in Ocean Transportation and Logistics • Evaluating return of annual financial outlook with the release of 4Q23 earnings in February

18 Second Quarter 2023 Earnings Conference Call Appendix

19 Second Quarter 2023 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).